UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2024

Airspan Networks Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39679	85-2642786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 310, Boca Raton, FL 33431
(Address of Principal Executive Offices) (Zip Code)

(561) 893-8670
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIMO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On March 29, 2024, Airspan Networks Holdings Inc., a Delaware corporation (the “Company” or “Airspan”), entered into a Restructuring Support Agreement (including all exhibits thereto, collectively, the “RSA”) with (i) certain of its affiliates and subsidiaries (as set forth in the RSA, and together with the Company, the “Company Parties”); (ii) certain Consenting Senior Secured Creditors, (iii) certain Consenting Subordinated Term Loan Lenders and (iv) certain Consenting Subordinated Convertible Noteholder (as each such term is defined in the RSA, and collectively, other than the Company Parties, the “Consenting Stakeholders”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the RSA.

As set forth in the RSA, the Company and the Consenting Stakeholders have agreed to the principal terms of a restructuring of the Company (the “Restructuring”) through the filing of a prepackaged chapter 11 plan of reorganization (the “Prepackaged Plan”) in the Bankruptcy Court for the District of Delaware (the “Court”). Although the Company intends to pursue the Restructuring in accordance with the terms set forth in the RSA, there can be no assurance that the Company will be successful in completing the Restructuring, whether on the same or different terms than those provided in the RSA and the Prepackaged Plan.

The material terms of the Prepackaged Plan are set forth in the restructuring term sheet attached to the RSA (the “Term Sheet”, and the transactions described therein, the “Restructuring Transactions”), which terms include, among other things:

●	trade claims will be paid in the ordinary course of business during and after the Chapter 11 Cases (as hereinafter defined);

●	in the bankruptcy case, the Consenting Senior Secured Creditors have committed to provide a senior secured debtor-in-possession financing facility (the “DIP Facility”) which will consist of $18.2 million in new money DIP loans and $37.3 million in amounts “rolled up” from certain prepetition bridge facilities, on the terms set forth in the DIP Documents (as that term is defined in the RSA). The DIP Facility is expected to provide the Company Parties with sufficient liquidity to complete the Restructuring. The new money portion of the DIP Facility will be available in two draws, with $7.5 million will be available upon interim approval of the DIP Facility by the Court.

●	on the effective date of the Restructuring Transactions (the “Plan Effective Date”), Airspan (as reorganized, “Reorganized Airspan”) will issue a single class of common equity interests (“New Common Equity”) to certain of its creditors as follows: (a) 94.375% pro rata to the Senior Secured Creditors, and (b) 5.625% pro rata to the Subordinated Term Loan Lenders and Subordinated Convertible Noteholders, subject to dilution on account of the management incentive plan (addressed below), the New Money Common Equity (as hereinafter defined), the New Existing Common Equity Warrants (as hereinafter defined), and certain other fees, premiums, and/or other terms as set forth in the RSA;

●	on the Plan Effective Date, the Company will consummate a new-money equity capital raise in an amount up to $95 million in aggregate (the “New Money Common Equity”), up to $90 million of which will be offered for ratable participation by holders of senior secured claims, and the remaining $5 million of which will be offered for ratable participation by holders of subordinated claims, and subject to other terms as set forth in the RSA;

●	on the Plan Effective Date, Reorganized Airspan will issue new warrants (“New Warrants”), consisting of and exercisable into (i) up to 3% of New Common Equity to holders of our existing common stock (the “Existing Common Stock Interest”), and (ii) 6.25% of New Common Equity to holders of subordinated claims on a pro rata basis, subject to other terms as set forth in the RSA;

●	on the Plan Effective Date, and in exchange for granting third-party releases and providing certain other consideration, Existing Common Stock Interest will be canceled and eligible holders of Existing Common Stock Interest, subject to certain limitations set forth in the Plan, will be entitled to: (i) receive their pro rata share of $450,000 cash (the “Equity Cash Pool”), or (ii) elect to receive New Warrants, provided that if more than 150 record holders of Existing Common Stock Interest make such election, no New Warrants shall be issued to holders of Existing Common Stock Interest and all eligible holders of Existing Common Stock Interest will receive their pro rata share of the Equity Cash Pool;

●	following the Plan Effective Date, Reorganized Airspan may establish a customary management equity incentive plan;

●	on the Plan Effective Date, there will be no recovery for holders of other equity interests in the Company; and

●	confirmation of the Plan is anticipated, but not guaranteed, to occur within 45 days of filing the Chapter 11 Cases.

In accordance with the RSA, the Consenting Stakeholders agreed, among other things, to:

●	subject to receipt of the Disclosure Statement (as defined in the RSA), vote to accept the Plan;

●	grant and not opt out of the releases contemplated by the Plan;

●	refrain from taking any action that would delay or impede consummation of the Plan; and

●	support and effectuate the documentation within the timeframes contemplated by the RSA.

In accordance with the RSA, the Company Parties agreed, among other things, to:

●	support the Restructuring Transactions, act in good faith, and use commercially reasonable efforts to take all actions, to the extent practicable and subject to the terms of the RSA, and reasonably requested or necessary to implement and consummate the Restructuring Transactions in accordance with the terms, conditions, and applicable deadlines set forth in the RSA, as applicable;

●	take all commercially reasonable actions to obtain and/or support the Company Parties in obtaining necessary or advisable regulatory or third-party approvals and providing notices in respect of regulatory and licensing requirements, as applicable, in connection with the Restructuring Transactions, including by providing all information reasonably requested by the Company Parties;

●	negotiate in good faith and use commercially reasonable efforts to execute (where applicable) and implement the definitive documents (as set forth in the RSA) and any other agreements required to effectuate and consummate the Restructuring Transactions as contemplated by the RSA;

●	support, and not directly or indirectly object to, delay, impede, or take any other action to interfere with, confirmation or consummation of the Plan;

●	support, and not directly or indirectly object to, delay, impede, or take any other action to interfere with, any motion or other pleading or document filed by a Debtor in the Bankruptcy Court or any other court that is consistent in all respects with the RSA and the Restructuring Transactions; and

●	take or cause to be taken all corporate actions and provide all authorizations reasonably necessary in furtherance of the Restructuring Transactions as are within the authority of such Consenting Stakeholders.

Pursuant to the RSA, the Company commenced the solicitation of votes on the Prepackaged Plan (the “Solicitation”) on March 30, 2024. In connection with the Solicitation, the Plan and Disclosure Statement were distributed to certain creditors of the Company that are entitled to vote under the Plan. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept the Prepackaged Plan. Any solicitation or offer will only be made pursuant to a disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

The RSA may be mutually terminated by the Required Consenting Senior Secured Creditors and each Company Party. The RSA will automatically terminate upon the earlier of the Plan Effective Date or 180 days after the date on which the Company Parties commenced their Chapter 11 Cases (the “Outside Date”); provided, that if the Plan Effective Date shall not have occurred by the Outside Date solely as a result of the failure to receive all necessary or advisable regulatory approvals by the Outside Date, the Outside Date shall automatically extend to the earlier of three business days following the receipt of all necessary or advisable regulatory approvals or 210 days after the date on which the Company Parties commenced their Chapter 11 Cases. Moreover, the Required Consenting Senior Secured Creditors, the Required Consenting Subordinated Creditors and the Company Parties each have termination rights if certain conditions are not met.

The foregoing description of the RSA and the transactions and documents contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the RSA filed as Exhibit 10.1 hereto and incorporated herein by reference.

Certain of the transactions described in the foregoing shall be subject to approval by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) pursuant to chapter 11 cases involving certain of the Company Parties (the “Chapter 11 Cases”). On March 31, 2024, such Company Parties filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S. C. §§ 101-1532 in the Bankruptcy Court to pursue the Prepackaged Plan.

Item 1.03.	Bankruptcy or Receivership.

On March 31, 2024, the Company filed voluntary bankruptcy petitions under chapter 11 of title 11 of the United States Code. The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 1.03.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constitutes an event of default (or similar event) that accelerated obligations under the following debt instruments and agreements (the “Debt Instruments”):

●	The aggregate amount of approximately $146.9 million of borrowing outstanding, plus accrued and unpaid interest thereon under the following:

○	Senior Secured Convertible Note Purchase and Guarantee Agreement, dated as of July 30, 2021 (as amended, restated, amended and restated, supplemented, modified or replaced, extended or refinanced from time to time), by and among Airspan Networks Holdings Inc., a Delaware corporation, certain of its subsidiaries as guarantors, the purchasers party thereto, DBFIP ANI LLC, a Delaware limited liability company, as collateral agent and administrative agent, and the convertible notes issued thereunder; and

○	Sixth Amended and Restated Credit Agreement, dated as of March 7, 2024 (as amended, restated, amended and restated, supplemented, modified or replaced, extended or refinanced from time to time), by and among Airspan Networks Inc., the Company, certain subsidiaries of the Company, the lenders party thereto, and DBFIP ANI LLC, as collateral agent and administrative agent.

●	Term Loan Agreement dated as of February 9, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) by and among Airspan Networks Inc. and Softbank Group Capital Limited with respect to approximately $46.4 million of borrowing, plus accrued and unpaid interest thereon;

●	Amended and Restated Convertible Promissory Note, dated as of November 28, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and between Airspan Networks Inc. and Golden Wayford Limited with respect to approximately $11.83 million of borrowings outstanding, plus accrued and unpaid interest thereon.

Item 7.01.	Regulation FD Disclosure.

The Company cautions that trading in its securities now and during the pendency of the Chapter 11 Cases is and will be highly speculative and poses substantial risks. Trading prices for these securities may bear little or no relationship to the actual recovery, if any, by the holders in the Chapter 11 Cases. The Company expects, based on the agreed upon terms in the RSA, that its stockholders and other equityholders will experience a significant or complete loss on their investment.

Press Release

On March 31, 2024, the Company issued a press release announcing the signing of the RSA, as described in Item 1.01. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Additional Information

Additional information about the Chapter 11 Cases may be obtained at the following website: https://dm.epiq11.com/case/airspan.

The information in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. You should not assume that the information contained in this Current Report on Form 8-K or the accompanying Exhibits is accurate as of any date other than the date of each such document. Our business, financial condition, results of operations, prospects and the assumptions that were utilized may have changed since those dates.

Item 8.01.	Other Events.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements.” Forward-looking statements are not promises or guarantees and investors are cautioned that all forward-looking statements involve risks and uncertainties, including but not limited to: our ability to successfully consummate the Restructuring on the terms set forth in the RSA or at all; our ability to emerge from the cases commenced under chapter 11 of title 11 of the United States Code; our ability to improve long-term capital structure and to address our debt service obligations through the Restructuring; the potential adverse effects of the Chapter 11 Cases on our liquidity and results of operations; our ability to maintain relationships with suppliers, manufacturers, customers, employees and other third parties as a result of the Restructuring and the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on the Company and the interests of various constituents; our ability to obtain confirmation of the Prepackaged Plan under the Chapter 11 Cases and successfully consummate the Restructuring; and other risks detailed from time to time in our filings with the U.S. Securities and Exchange Commission.

These statements are based on management’s current expectations and are naturally subject to uncertainty and changes in circumstances. The Company cautions you not to place undue reliance upon any such forward-looking statements which speak only as of the date made. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise and other events or factors, many of which are beyond the Company’s control. The information in this Current Report on Form 8-K should be read in conjunction with information in the Company’s filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including the consolidated financial statements and the Management’s Discussion and Analysis of Financial Condition and Results of Operations included therein, and Current Reports on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Restructuring Support Agreement by and among Airspan Networks Holdings Inc. and the other parties thereto, dated March 29, 2024
99.1	Press Release, dated March 31, 2024
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2024	Airspan Networks Holdings Inc.

	By:	/s/ David Brant
David Brant
Senior Vice President, Chief Financial Officer, Treasurer and Secretary